[LOGO] POPULAR                                                        [LOGO]
       ABS, INC.(SM)                                                    FBR
                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-C

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

--------------------------------------------------------------------------------
WE NEED THESE MATRICES IN ADDITION TO STRATS
--------------------------------------------------------------------------------

AGGREGATE LOANS (FIRST LIEN ONLY) :  IN SPECIFIC BUCKET
FICO                 % of total deal     Avg LTV       Max LTV       % Full Doc*   % Owner Occ       % IO        WAC       MARGIN
------------------------------------------------------------------------------------------------------------------------------------
Not Available            0.08%            72.77         80.00            0.08         0.08          0.000       6.959       6.500
500 - 519                1.37%            76.72         86.35            1.12         1.37          0.000       7.612       6.500
520 - 539                5.02%            82.51         95.00            4.60         5.02          0.000       7.775       6.500
540 - 559                5.01%            81.05         93.86            3.99         4.63          0.070       7.684       6.500
560 - 579                6.48%            82.27         95.00            5.21         6.08          0.000       7.369       6.500
580 - 599                8.19%            81.69        100.00            5.42         7.99          0.160       7.284       6.500
600 - 619               14.31%            85.06        100.00           10.08         12.73         0.930       7.227       6.500
620 - 639               17.41%            86.82        100.00           12.30         15.74         2.680       7.099       6.500
640 - 659               13.24%            87.48        100.00            9.09         11.43         1.530       7.080       6.500
660 - 679               10.54%            86.72        100.00            6.25         8.23          1.580       6.980       6.500
680 - 699                7.08%            86.10        100.00            4.41         5.03          0.920       6.905       6.500
700 - 719                3.63%            87.19        100.00            3.11         2.75          0.860       6.830       6.500
720 - 739                3.01%            86.39        100.00            1.80         2.14          0.360       6.921       6.500
740 - 759                2.44%            84.22        100.00            1.57         1.52          0.690       6.774       6.500
760 - 779                0.97%            82.08        100.00            0.53         0.59          0.120       6.590       6.500
780 - 799                0.76%            72.52        100.00            0.42         0.44          0.000       6.302       6.500
800+                     0.46%            83.85         90.00            0.29         0.38          0.200       6.407       6.500
TOTALS (OF DEAL)        100.00%           84.99        100.00           70.25         86.14         10.110      7.154       6.500

AGGREGATE LOANS (SECOND LIEN ONLY)
FICO                  % of total deal             Avg LTV     Max LTV     % Full Doc*    % Owner Occ     % IO      WAC        MARGIN
------------------------------------------------------------------------------------------------------------------------------------
560 - 579
580 - 599
600 - 619
620 - 639
640 - 659
660 - 679              NO SECOND LIENS
680 - 699
700 - 719
720 - 739
740 - 759
760 - 779
780 - 799
TOTALS (OF DEAL)

IF SECONDS IN DEAL:
Second Lien Loans
--------------------------------------------------------------------------------
FRM %                                 NO SECOND LIENS
--------------------------------------------------------------------------------
ARM %
--------------------------------------------------------------------------------

IO LOANS                                                                                                        % Second Lien
FICO           % of total deal     Avg LTV     Max LTV    % Full Doc*    % Owner Occ     WAC      MARGIN    (Simultaneous or Silent)
------------------------------------------------------------------------------------------------------------------------------------
540 - 559           0.73%           85.00       85.00        0.73           0.73        7.750      6.500              0
580 - 599           1.62%           77.48       79.79        1.62           1.62        6.933      6.500              0
600 - 619           9.22%           82.35       90.00        7.31           7.91        6.598      6.500              0
620 - 639          26.52%           83.05       90.00        23.28          25.35       6.421      6.500              0
640 - 659          15.18%           83.89       90.00        13.80          14.42       6.303      6.500              0
660 - 679          15.58%           81.41       90.00        12.35          12.46       6.440      6.500              0
680 - 699           9.11%           82.10       90.00        7.65           8.57        6.291      6.500              0
700 - 719           8.50%           79.31       85.00        7.96           6.24        6.186      6.500              0
720 - 739           3.57%           81.74       86.25        3.57           3.57        5.960      6.500              0
740 - 759           6.78%           79.66       90.00        6.78           2.32        6.208      6.500              0
760 - 779           1.20%           80.00       80.00        1.20           1.20        5.913      6.500              0
800+                1.99%           84.36       90.00        1.99           1.99        6.368      6.500              0
TOTAL:            100.00%           82.09       90.00        88.25          86.39       6.371      6.500              0

ONLY IF THE DEAL HAS DEEP MI, OTHERWISE WE DO NOT NEED
IF THE DEAL HAS DEEP MI - WE WANT THE FOLLOWING:
For Non-MI Loans-only

By LTV Bucket                 % of total deal        Avg FICO            %<550 FICO          %full doc*        %non owner
------------------------------------------------------------------------------------------------------------------------------------
<=50% LTV
51%-60%
61%-70%
71%-80%                            NO MI
81%-85%
86%-90%
91%-95%
96%-100%
*Includes 24 mo. Bank Statements

--------------------------------------------------------------------------------
WE NEEDS STRATS BROKEN OUT IN THIS FORMAT FOR ARMS ONLY, FIXED ONLY, IO ONLY
WE ALSO NEED THIS FOR THE TOTAL POOL COMBINED
THERE SHOULD BE ONE SHEET OF INFORMATION PER GROUP. ALL/ARM/FIXED/IO
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                       AGGREGATE
                                        ORIGINAL      % OF AGGREGATE
                          NUMBER       PRINCIPAL     PRINCIPAL BALANCE    AVG CURRENT
RANGE ($)                OF LOANS       BALANCE      AS OF CUT-OFF DATE      BALANCE     WA GROSS CPN  WA COMBLTV   MARGIN  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 24,999.01              6     $    126,105.00        0.05%           $ 20,989.67       9.090       55.58       6.500    612
25,000.01 - 50,000.00        78     $  3,150,852.00        1.15%           $ 40,381.14       8.492       78.27       6.500    603
50,000.01 - 75,000.00       157     $  9,953,887.00        3.62%           $ 63,350.31       7.930       82.13       6.500    616
75,000.01 - 100,000.00      215     $ 19,189,874.00        6.98%           $ 89,229.89       7.603       84.53       6.500    614
100,000.01 - 125,000.00     255     $ 28,838,017.00       10.49%           $113,057.94       7.316       83.74       6.500    625
125,000.01 - 150,000.00     220     $ 30,233,953.00       10.99%           $137,359.30       7.235       86.75       6.500    629
150,000.01 - 175,000.00     155     $ 25,024,568.00        9.10%           $161,395.36       7.116       86.35       6.500    632
175,000.01 - 200,000.00     122     $ 22,901,687.00        8.33%           $187,676.78       7.258       87.10       6.500    631
200,000.01 - 225,000.00      89     $ 18,926,338.00        6.88%           $212,604.87       6.975       84.79       6.500    639
225,000.01 - 250,000.00      75     $ 17,794,306.00        6.47%           $237,202.13       7.004       84.06       6.500    636
250,000.01 - 275,000.00      53     $ 13,854,518.00        5.04%           $261,370.34       6.996       85.23       6.500    622
275,000.01 - 300,000.00      40     $ 11,527,398.00        4.19%           $288,110.70       6.934       87.99       6.500    632
300,000.01 - 333,700.00      43     $ 13,658,934.00        4.97%           $317,504.20       6.814       84.36       6.500    643
333,700.01 - 350,000.00      16     $  5,465,535.00        1.99%           $341,562.32       7.292       85.79       6.500    628
350,000.01 - 600,000.00     105     $ 46,588,919.00       16.94%           $443,616.91       6.901       84.82       6.500    649
600,000.01 -1,000,000.00     11     $  7,854,970.00        2.86%           $713,984.94       6.790       79.66       6.500    629
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,640     $275,089,861.00       100.03%          $167,687.86       7.154       84.99       6.500    632


PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                      AGGREGATE         % OF AGGREGATE
                          NUMBER   PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVG CURRENT
RANGE ($)                OF LOANS  AS OF CUT-OFF DATE  AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV   MARGIN  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
0-24,999.01                   6     $    125,938.00          0.05         $ 20,989.67        9.090      55.58      6.500     612
25,000.01 - 50,000.00        78     $  3,149,728.91          1.15         $ 40,381.14        8.492      78.27      6.500     603
50,000.01 - 75,000.00       157     $  9,945,998.59          3.62         $ 63,350.31        7.930      82.13      6.500     616
75,000.01 - 100,000.00      215     $ 19,184,425.45          6.98         $ 89,229.89        7.603      84.53      6.500     614
100,000.01 - 125,000.00     257     $ 29,079,405.48         10.57         $113,149.44        7.314      83.81      6.500     625
125,000.01 - 150,000.00     218     $ 29,969,415.04         10.90         $137,474.38        7.236      86.71      6.500     629
150,000.01 - 175,000.00     155     $ 25,016,280.32          9.10         $161,395.36        7.116      86.35      6.500     632
175,000.01 - 200,000.00     122     $ 22,896,567.15          8.33         $187,676.78        7.258      87.10      6.500     631
200,000.01 - 225,000.00      89     $ 18,921,833.03          6.88         $212,604.87        6.975      84.79      6.500     639
225,000.01 - 250,000.00      75     $ 17,790,159.89          6.47         $237,202.13        7.004      84.06      6.500     636
250,000.01 - 275,000.00      53     $ 13,852,628.22          5.04         $261,370.34        6.996      85.23      6.500     622
275,000.01 - 300,000.00      40     $ 11,524,427.86          4.19         $288,110.70        6.934      87.99      6.500     632
300,000.01 - 333,700.00      43     $ 13,652,680.70          4.96         $317,504.20        6.814      84.36      6.500     643
333,700.01 - 350,000.00      16     $  5,464,997.07          1.99         $341,562.32        7.292      85.79      6.500     628
350,000.01 - 600,000.00     105     $ 46,579,775.55         16.94         $443,616.91        6.901      84.82      6.500     649
600,000.01 -1,000,000.00     11     $  7,853,834.30          2.86         $713,984.94        6.790      79.66      6.500     629
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,640     $275,008,095.56        100.00         $167,687.86        7.154      84.99      6.500     632


CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                       AGGREGATE         % OF AGGREGATE
                          NUMBER    PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVG CURRENT
MORTGAGE RATES (%)       OF LOANS   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV   MARGIN  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499               8        $ 1,920,212.25           0.70         $240,026.53         5.397       76.29      6.500    661
5.500 - 5.999              85        $18,597,200.95           6.76         $218,790.60         5.788       76.60      6.500    675
6.000 - 6.499             182        $38,316,853.57          13.93         $210,532.16         6.238       79.95      6.500    654
6.500 - 6.999             315        $59,892,909.49          21.78         $190,136.22         6.760       83.00      6.500    636
7.000 - 7.499             320        $59,021,010.13          21.46         $184,440.66         7.230       86.17      6.500    628
7.500 - 7.999             372        $58,686,705.23          21.34         $157,759.96         7.718       89.24      6.500    622
8.000 - 8.499             191        $24,102,300.78           8.76         $126,190.06         8.211       90.39      6.500    607
8.500 - 8.999             109        $11,020,336.73           4.01         $101,104.01         8.672       89.18      6.500    603
9.000 - 9.499              29        $ 2,154,501.39           0.78         $ 74,293.15         9.168       90.33      6.500    590
9.500 - 9.999              24        $ 1,094,239.22           0.40         $ 45,593.30         9.660       71.85      6.500    583
10.000 - 10.499             5        $   201,825.82           0.07         $ 40,365.16        10.118       51.69      6.500    573
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,640       $275,008,095.56         100.00         $167,687.86         7.154       84.99      6.500    632

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                       AGGREGATE         % OF AGGREGATE
                          NUMBER    PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVG CURRENT
ORIGINAL TERM (MOS)      OF LOANS   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV   MARGIN  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
0 - 180                      32       $  2,692,267.89         0.98          $ 84,133.37     7.534        75.69        0.000    649
181 - 240                    17       $  2,179,034.56         0.79          $128,178.50     7.398        84.61        0.000    619
241 - 360                 1,591       $270,136,793.11        98.23          $169,790.57     7.148        85.09        6.500    632
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,640       $275,008,095.56       100.00          $167,687.86     7.154        84.99        6.500    632


STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                       AGGREGATE         % OF AGGREGATE
                          NUMBER    PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVG CURRENT
REMAINING TERM (MOS)     OF LOANS   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV   MARGIN  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                      -                   -               -                   -           -            -         -       -
121 - 180                    32     $  2,692,267.89            0.98         $ 84,133.37       7.534        75.69     0.000     649
181 - 240                    17     $  2,179,034.56            0.79         $128,178.50       7.398        84.61     0.000     619
241 - 300                     2     $    547,600.00            0.20         $273,800.00       5.814        63.56     0.000     756
301 - 360                 1,589     $269,589,193.11           98.03         $169,659.66       7.151        85.13     6.500     632
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,640     $275,008,095.56          100.00         $167,687.86       7.154        84.99     6.500     632

                                       AGGREGATE         % OF AGGREGATE
                          NUMBER    PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVG CURRENT
MORTGAGE INSURANCE       OF LOANS   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV   MARGIN  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
NO                        NO MI
YES
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:

                                       AGGREGATE         % OF AGGREGATE
                          NUMBER    PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVG CURRENT
LIEN                     OF LOANS   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV   MARGIN  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
1                         1,640     $275,008,095.56          100.00%        $167,687.86       7.154        84.99     6.500     632
2                             -                   -               -                   -           -            -         -       -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,640     $275,008,095.56          100.00         $167,687.86       7.154        84.99     6.500     632

                                       AGGREGATE         % OF AGGREGATE
                          NUMBER    PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVG CURRENT
SEASONING(MOS)           OF LOANS   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV   MARGIN  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
0                          763       $126,961,401.27         46.17%         $166,397.64       7.161        84.35      6.500     631
1                          678       $112,000,437.75         40.73%         $165,192.39       7.173        85.50      6.500     629
2                          122       $ 20,904,461.46          7.60%         $171,348.04       7.150        86.95      6.500     639
3                           34       $  8,022,680.30          2.92%         $235,961.19       7.023        83.65      6.500     652
4                           19       $  3,914,493.92          1.42%         $206,026.00       6.813        82.94      6.500     664
5                           11       $  1,624,508.22          0.59%         $147,682.57       7.072        84.16      6.500     630
6                            6       $    624,758.59          0.23%         $104,126.43       7.157        81.34      6.500     641
8                            2       $    310,403.52          0.11%         $155,201.76       5.951        83.43      0.000     655
9                            1       $    126,205.87          0.05%         $126,205.87       7.380       100.00      6.500     741
10                           1       $    178,786.53          0.07%         $178,786.53       7.580       100.00      6.500     669
11                           1       $    150,619.67          0.05%         $150,619.67       6.500        92.14      6.500     601
12                           1       $     64,690.32          0.02%         $ 64,690.32       6.540        88.40      0.000     662
18                           1       $    124,648.14          0.05%         $124,648.14       6.790        94.50      0.000     611
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,640       $275,008,095.56        100.00          $167,687.86       7.154        84.99      6.500     632


COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                       AGGREGATE         % OF AGGREGATE
                          NUMBER    PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVG CURRENT
COMBINED LTVS            OF LOANS   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV   MARGIN  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
 0.00 - 25.00                 5      $    214,998.21           0.08           $42,999.64       9.885       20.00     0.000     639
25.01 - 30.00                 1      $     50,000.00           0.02           $50,000.00       7.350       26.32     0.000     627
30.01 - 35.00                 8      $    944,029.18           0.34          $118,003.65       6.890       32.04     6.500     604
35.01 - 40.00                 5      $    539,833.75           0.20          $107,966.75       6.670       37.77     6.500     653
40.01 - 45.00                 8      $  1,727,140.96           0.63          $215,892.62       7.076       42.51     6.500     622
45.01 - 50.00                16      $  1,619,697.28           0.59          $101,231.08       7.094       47.09     6.500     632
50.01 - 55.00                13      $  1,850,889.96           0.67          $142,376.15       6.678       53.74     6.500     666
55.01 - 60.00                24      $  3,618,666.86           1.32          $150,777.79       6.724       58.20     6.500     637
60.01 - 65.00                24      $  3,907,593.11           1.42          $162,816.38       6.923       63.04     6.500     600
65.01 - 70.00                68      $ 12,086,508.45           4.39          $177,742.77       6.784       68.44     6.500     603
70.01 - 75.00                98      $ 17,167,300.32           6.24          $175,176.53       6.886       73.84     6.500     627
75.01 - 80.00               339      $ 57,062,678.75          20.75         $168,326.49       6.650       79.55     6.500     640
80.01 - 85.00               174      $ 25,252,045.41           9.18          $145,126.70       7.265       83.92     6.500     615
85.01 - 90.00               490      $ 87,887,116.77          31.96         $179,361.46       7.273       89.45     6.500     628
90.01 - 95.00                98      $ 16,516,117.97           6.01          $168,531.82       7.496       93.81     6.500     627
95.01 - 100.00              269      $ 44,563,478.58          16.20         $165,663.49       7.656       99.80     6.500     653
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,640      $275,008,095.56         100.00         $167,687.86       7.154       84.99     6.500     632

OWNER OCCUPANCY OF MORTGAGE LOANS

                                       AGGREGATE         % OF AGGREGATE
                          NUMBER    PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVG CURRENT
OWNER OCCUPANCY          OF LOANS   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV   MARGIN  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED             1,434      $236,904,162.38         86.14          $165,205.13     7.139        84.95      6.500      626
INVESTMENT                   138      $ 20,561,930.23          7.48          $148,999.49     7.517        82.51      6.500      673
SECOND HOME                   68      $ 17,542,002.95          6.38          $257,970.63     6.935        88.45      6.500      665
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,640      $275,008,095.56        100.00          $167,687.86     7.154        84.99      6.500      632


PROPERTY TYPE OF MORTGAGE LOANS

                                       AGGREGATE         % OF AGGREGATE
                          NUMBER    PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVG CURRENT
PROPERTY TYPES           OF LOANS   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV   MARGIN  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED    1,440     $235,775,804.70         85.73            $163,733.20      7.149       85.11       6.500    630
DUPLEX                       63     $ 13,387,849.65          4.87            $212,505.55      7.328       84.83       6.500    645
CONDOMINIUM                  58     $ 12,113,551.56          4.40            $208,854.34      6.897       84.21       6.500    655
TRIPLEX                      23     $  5,971,212.37          2.17            $259,617.93      7.343       83.66       6.500    646
TOWNHOUSE                    21     $  3,232,761.55          1.18            $153,941.03      7.111       88.30       6.500    622
QUADRUPLEX                   13     $  2,532,434.45          0.92            $194,802.65      7.434       76.93       6.500    644
ROW HOME                     22     $  1,994,481.28          0.73            $ 90,658.24      7.356       85.72       6.500    637
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,640     $275,008,095.56        100.00            $167,687.86      7.154       84.99       6.500    632

LOAN PURPOSE OF MORTGAGE LOANS

                                       AGGREGATE         % OF AGGREGATE
                          NUMBER    PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVG CURRENT
LOAN PURPOSE             OF LOANS   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV   MARGIN  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFINANCE        1,052      $174,436,560.65          63.43          $165,814.22      7.135        83.61       6.500    623
PURCHASE                   399      $ 72,577,108.73          26.39          $181,897.52      7.136        87.98       6.500    658
RATE/TERM REFINANCE        189      $ 27,994,426.18          10.18          $148,118.66      7.317        85.88       6.500    624
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,640     $275,008,095.56         100.00          $167,687.86      7.154        84.99       6.500    632

DOCUMENT TYPE OF MORTGAGE LOANS

                                       AGGREGATE         % OF AGGREGATE
                          NUMBER    PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVG CURRENT
DOCUMENT TYPE           OF LOANS   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV   MARGIN  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
FULL DOC                  1,245    $193,206,210.48            70.25         $155,185.71      7.148       85.10       6.500     627
ALT DOC                     204    $ 42,417,807.06            15.42         $207,930.43      7.103       87.42       6.500     645
STATED INCOME               189    $ 39,025,887.70            14.19         $206,486.18      7.248       81.77       6.500     641
LITE DOC                      1    $    293,500.00             0.11         $293,500.00      6.500       93.17       6.500     613
PAYSTUB                       1    $     64,690.32             0.02         $ 64,690.32      6.540       88.40       0.000     662
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,640    $275,008,095.56           100.00         $167,687.86      7.154       84.99       6.500     632

PRODUCT TYPE OF MORTGAGE LOANS

                                       AGGREGATE         % OF AGGREGATE
                          NUMBER    PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVG CURRENT
PRODUCT TYPE             OF LOANS   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV   MARGIN  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                   980        $166,180,549.89       60.43          $169,571.99       7.197        86.60       6.500     622
FIXED 30 YR                458        $ 66,557,015.18       24.20          $145,320.99       7.370        82.89       0.000     639
ARM 2/28 - 60 MO IO         91        $ 24,513,589.78        8.91          $269,380.11       6.364        82.13       6.500     665
ARM 5/25                    29        $  5,527,819.31        2.01          $190,614.46       6.998        82.61       6.500     653
BALLOON 40/30               14        $  3,148,161.00        1.14          $224,868.64       7.084        84.97       0.000     650
FIXED 15 YR                 32        $  2,692,267.89        0.98          $ 84,133.37       7.534        75.69       0.000     649
FIXED 30 YR - 60 MO IO      10        $  2,241,145.00        0.81          $224,114.50       6.624        80.56       0.000     658
FIXED 20 YR                 17        $  2,179,034.56        0.79          $128,178.50       7.398        84.61       0.000     619
ARM 5/25 - 60 MO IO          5        $  1,047,897.49        0.38          $209,579.50       5.978        84.38       6.500     671
FIXED 25 YR                  2        $    547,600.00        0.20          $273,800.00       5.814        63.56       0.000     756
FIXED 29 YR                  1        $    243,000.00        0.09          $243,000.00       9.080       100.00       0.000     620
FIXED 28 YR                  1        $    130,015.46        0.05          $130,015.46       7.250        90.00       0.000     634
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,640        $275,008,095.56      100.00          $167,687.86       7.154        84.99       6.500     632


--------------------------------------------------------------------------------
** FOR ARM LOANS PLEASE BREAK OUT 2/28, 3/27, 5/25 BY PERCENTAGE
** FOR IO LOANS PLEASE INCLUDE LENGTH OF AMMORTIZATION TERM AND FIXED RATE TERM
   (2YR, 3YR, 5YR, 10YR)
--------------------------------------------------------------------------------

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                       AGGREGATE         % OF AGGREGATE
                          NUMBER    PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVG CURRENT
STATE                    OF LOANS   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV  MARGIN  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
OTHER                    1,576      $257,224,266.12          93.53            $163,213.37     7.186       85.50      6.500     631
CA                         50       $ 13,712,118.25           4.99            $274,242.37     6.532       75.46      6.500     653
MA                         12       $  3,212,222.48           1.17            $267,685.21     7.220       86.87      6.500     630
NY                         2        $    859,488.71           0.31            $429,744.36     7.161       76.85      6.500     604
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,640      $275,008,095.56         100.00            $167,687.86     7.154       84.99      6.500     632

PREPAY PENALTY FOR MORTGAGE LOANS

                                       AGGREGATE         % OF AGGREGATE
                          NUMBER    PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVG CURRENT
PREPAY PENALTY           OF LOANS   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV  MARGIN  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
NO PRE-PAY                 662       $106,425,586.51         38.70          $160,763.73     7.234         85.05     6.500      633
PRE-PAY                    978       $168,582,509.05         61.30          $172,374.75     7.103         84.95     6.500      631
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,640       $275,008,095.56        100.00          $167,687.86     7.154         84.99     6.500      632


PREPAY TERM FOR MORTGAGE LOANS

                                       AGGREGATE         % OF AGGREGATE
                          NUMBER    PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVG CURRENT
PREPAY TERM              OF LOANS   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV   MARGIN  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
12                          7       $  2,077,319.06           0.76           $296,759.87    6.851         87.01       6.500     638
24                        638       $115,102,949.83          41.85           $180,412.15    7.046         85.81       6.500     626
30                          1       $    229,000.00           0.08           $229,000.00    6.400         97.65       0.000     632
36                        332       $ 51,173,240.16          18.61           $154,136.27    7.246         82.89       0.000     643
NO PREPAY PENALTY         662       $106,425,586.51          38.70           $160,763.73    7.234         85.05       6.500     633
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,640       $275,008,095.56         100.00           $167,687.86    7.154         84.99       6.500     632

FICO SCORES OF MORTGAGE LOANS

                                       AGGREGATE         % OF AGGREGATE
                          NUMBER    PRINCIPAL BALANCE   PRINCIPAL BALANCE    AVG CURRENT
FICO SCORES             OF LOANS   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV   MARGIN  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
NOT AVAILABLE                2        $   215,000.00          0.08           $107,500.00     6.959        72.77      6.500      0
500 - 519                   31        $ 3,772,247.87          1.37           $121,685.42     7.612        76.72      6.500    512
520 - 539                  102        $13,811,185.85          5.02           $135,403.78     7.775        82.51      6.500    530
540 - 559                  100        $13,775,763.01          5.01           $137,757.63     7.684        81.05      6.500    549
560 - 579                  114        $17,827,794.89          6.48           $156,384.17     7.369        82.27      6.500    572
580 - 599                  164        $22,530,505.14          8.19           $137,381.13     7.284        81.69      6.500    591
600 - 619                  225        $39,357,863.99         14.31           $174,923.84     7.227        85.06      6.500    610
620 - 639                  264        $47,870,664.36         17.41           $181,328.27     7.099        86.82      6.500    629
640 - 659                  206        $36,423,481.54         13.24           $176,813.02     7.080        87.48      6.500    649
660 - 679                  157        $28,974,443.24         10.54           $184,550.59     6.980        86.72      6.500    668
680 - 699                  109        $19,482,057.78          7.08           $178,734.48     6.905        86.10      6.500    688
700 - 719                   54        $ 9,970,718.99          3.63           $184,642.94     6.830        87.19      6.500    708
720 - 739                   45        $ 8,276,772.25          3.01           $183,928.27     6.921        86.39      6.500    729
740 - 759                   34        $ 6,702,100.36          2.44           $197,120.60     6.774        84.22      6.500    748
760 - 779                   19        $ 2,657,541.08          0.97           $139,870.58     6.590        82.08      6.500    770
780 - 799                    8        $ 2,102,355.21          0.76           $262,794.40     6.302        72.52      6.500    787
800 - 819                    6        $ 1,257,600.00          0.46           $209,600.00     6.407        83.85      6.500    808
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,640       $275,008,095.56        100.00           $167,687.86     7.154        84.99      6.500    632

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                                               AGGREGATE ORIGINAL PRINCIPAL     % OF AGGREGATE PRINCIPAL BALANCE AS
RANGE ($)                                NUMBER OF LOANS                  BALANCE                         OF CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------------------------------
0-24,999.01                                      5                       $104,640.00                            0.13%
25,000.01 - 50,000.00                           35                     $1,351,402.00                            1.74%
50,000.01 - 75,000.00                           66                     $4,182,979.00                            5.38%
75,000.01 - 100,000.00                          92                     $8,231,043.00                           10.59%
100,000.01 - 125,000.00                         94                    $10,684,721.00                           13.74%
125,000.01 - 150,000.00                         76                    $10,486,587.00                           13.49%
150,000.01 - 175,000.00                         36                     $5,777,427.00                            7.43%
175,000.01 - 200,000.00                         31                     $5,843,798.00                            7.52%
200,000.01 - 225,000.00                         20                     $4,332,352.00                            5.57%
225,000.01 - 250,000.00                         24                     $5,740,115.00                            7.38%
250,000.01 - 275,000.00                          5                     $1,346,100.00                            1.73%
275,000.01 - 300,000.00                          8                     $2,296,950.00                            2.95%
300,000.01 - 333,700.00                         13                     $4,058,698.00                            5.22%
333,700.01 - 350,000.00                          5                     $1,712,910.00                            2.20%
350,000.01 - 600,000.00                         23                    $10,105,392.00                           13.00%
600,000.01 -1,000,000.00                         2                     $1,517,000.00                            1.95%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         535                    $77,772,114.00                          100.04%

AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV         MARGIN       WA FICO
---------------------------------------------------------------------------------------------
     $20,896.88                9.082                48.51            0.000         616
     $38,593.03                8.977                74.25            0.000         598
     $63,313.30                8.078                77.64            0.000         622
     $89,440.42                7.718                82.79            0.000         632
    $113,626.60                7.476                81.89            0.000         633
    $137,866.19                7.303                86.61            0.000         643
    $160,408.68                7.331                84.11            0.000         638
    $188,479.67                7.493                86.09            0.000         640
    $216,527.60                7.214                83.44            0.000         640
    $239,092.12                7.005                82.55            0.000         644
    $269,220.00                7.118                89.65            0.000         636
    $287,118.75                7.165                86.33            0.000         661
    $311,967.14                6.870                85.21            0.000         650
    $342,474.41                7.130                81.50            0.000         636
    $439,271.39                6.842                80.67            0.000         664
    $758,244.36                7.199                57.89            0.000         621
---------------------------------------------------------------------------------------------
    $145,305.12                7.338                82.63            0.000         641

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                                             AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE AS
RANGE ($)                                NUMBER OF LOANS               CUT-OFF DATE                       OF CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------------------------------
0-24,999.01                                      5                       $104,484.41                            0.13%
25,000.01 - 50,000.00                           35                     $1,350,755.90                            1.74%
50,000.01 - 75,000.00                           66                     $4,178,678.03                            5.38%
75,000.01 - 100,000.00                          92                     $8,228,518.56                           10.58%
100,000.01 - 125,000.00                         95                    $10,805,548.90                           13.90%
125,000.01 - 150,000.00                         75                    $10,353,182.24                           13.32%
150,000.01 - 175,000.00                         36                     $5,774,712.64                            7.43%
175,000.01 - 200,000.00                         31                     $5,842,869.77                            7.52%
200,000.01 - 225,000.00                         20                     $4,330,552.06                            5.57%
225,000.01 - 250,000.00                         24                     $5,738,210.95                            7.38%
250,000.01 - 275,000.00                          5                     $1,346,100.00                            1.73%
275,000.01 - 300,000.00                          8                     $2,296,950.00                            2.95%
300,000.01 - 333,700.00                         13                     $4,055,572.85                            5.22%
333,700.01 - 350,000.00                          5                     $1,712,372.07                            2.20%
350,000.01 - 600,000.00                         23                    $10,103,242.00                           13.00%
600,000.01 -1,000,000.00                         2                     $1,516,488.71                            1.95%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         535                    $77,738,239.09                          100.00%

AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV         MARGIN       WA FICO
---------------------------------------------------------------------------------------------
     $20,896.88                9.082                48.51            0.000         616
     $38,593.03                8.977                74.25            0.000         598
     $63,313.30                8.078                77.64            0.000         622
     $89,440.42                7.718                82.79            0.000         632
    $113,742.62                7.468                82.04            0.000         633
    $138,042.43                7.309                86.51            0.000         643
    $160,408.68                7.331                84.11            0.000         638
    $188,479.67                7.493                86.09            0.000         640
    $216,527.60                7.214                83.44            0.000         640
    $239,092.12                7.005                82.55            0.000         644
    $269,220.00                7.118                89.65            0.000         636
    $287,118.75                7.165                86.33            0.000         661
    $311,967.14                6.870                85.21            0.000         650
    $342,474.41                7.130                81.50            0.000         636
    $439,271.39                6.842                80.67            0.000         664
    $758,244.36                7.199                57.89            0.000         621
---------------------------------------------------------------------------------------------
    $145,305.12                7.338                82.63            0.000         641

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
MORTGAGE RATES (%)           NUMBER OF LOANS                  CUT-OFF DATE                       OF CUT-OFF DATE
--------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                       1                          $110,000.00                             0.14
5.500 - 5.999                      20                        $4,100,374.83                             5.27
6.000 - 6.499                      34                        $6,614,411.59                             8.51
6.500 - 6.999                     107                       $19,059,660.44                            24.52
7.000 - 7.499                      92                       $15,665,009.21                            20.15
7.500 - 7.999                     111                       $15,834,751.55                            20.37
8.000 - 8.499                      68                        $7,816,126.83                            10.05
8.500 - 8.999                      61                        $6,116,467.73                             7.87
9.000 - 9.499                      17                        $1,331,920.26                             1.71
9.500 - 9.999                      20                          $925,090.83                             1.19
10.000 - 10.499                     4                          $164,425.82                             0.21
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             535                      $77,738,239.09                           100.00

 AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV        MARGIN       WA FICO
---------------------------------------------------------------------------------------------
     $110,000.00                5.440               59.46            0.000         624
     $205,018.74                5.755               70.62            0.000         693
     $194,541.52                6.201               77.38            0.000         664
     $178,127.67                6.749               80.13            0.000         647
     $170,271.84                7.245               80.21            0.000         639
     $142,655.42                7.740               88.53            0.000         639
     $114,943.04                8.250               89.05            0.000         622
     $100,269.96                8.701               88.37            0.000         613
      $78,348.25                9.178               91.34            0.000         608
      $46,254.54                9.660               70.29            0.000         587
      $41,106.46               10.145               44.11            0.000         580
---------------------------------------------------------------------------------------------
     $145,305.12                7.338               82.63            0.000         641

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                                          AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
ORIGINAL TERM (MOS)                 NUMBER OF LOANS                  CUT-OFF DATE                       OF CUT-OFF DATE
----------------------------------------------------------------------------------------------------------------------------------
0 - 180                                   32                        $2,692,267.89                             3.46
181 - 240                                 17                        $2,179,034.56                             2.80
241 - 360                                486                       $72,866,936.64                            93.73
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   535                       $77,738,239.09                           100.00


 AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV        MARGIN       WA FICO
---------------------------------------------------------------------------------------------
      $84,133.37                7.534               75.69            0.000         649
     $128,178.50                7.398               84.61            0.000         619
     $149,931.97                7.329               82.83            0.000         641
---------------------------------------------------------------------------------------------
     $145,305.12                7.338               82.63            0.000         641

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                                     AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
REMAINING TERM (MOS)           NUMBER OF LOANS                  CUT-OFF DATE                       OF CUT-OFF DATE
----------------------------------------------------------------------------------------------------------------------------
61 - 120                              -                              -                                    -
121 - 180                            32                        $2,692,267.89                             3.46
181 - 240                            17                        $2,179,034.56                             2.80
241 - 300                             2                          $547,600.00                             0.70
301 - 360                           484                       $72,319,336.64                            93.03
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              535                       $77,738,239.09                           100.00

AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV        MARGIN       WA FICO
--------------------------------------------------------------------------------------------
         -                       -                   -                -            -
     $84,133.37                7.534               75.69            0.000         649
    $128,178.50                7.398               84.61            0.000         619
    $273,800.00                5.814               63.56            0.000         756
    $149,420.12                7.340               82.98            0.000         640
--------------------------------------------------------------------------------------------
    $145,305.12                7.338               82.63            0.000         641

                                                   AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
MORTGAGE INSURANCE           NUMBER OF LOANS                  CUT-OFF DATE                       OF CUT-OFF DATE
--------------------------------------------------------------------------------------------------------------------------
NO                                NO MI
YES
--------------------------------------------------------------------------------------------------------------------------
TOTAL:


       AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV        MARGIN       WA FICO
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------


                                                   AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
LIEN                         NUMBER OF LOANS                  CUT-OFF DATE                       OF CUT-OFF DATE
--------------------------------------------------------------------------------------------------------------------------
1                                  535                       $77,738,239.09                         10000.00%
2                                   -                              -                                    -
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             535                       $77,738,239.09                         10000.00%


AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV        MARGIN       WA FICO
--------------------------------------------------------------------------------------------
    $145,305.12                7.338               82.63            0.000         641
         -                       -                   -                -            -
--------------------------------------------------------------------------------------------
    $145,305.12                7.338               82.63            0.000         641

                                                  AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE AS OF
SEASONING(MOS)             NUMBER OF LOANS                   CUT-OFF DATE                             CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------------------
0                               245                        $37,711,920.00                              4851.00%
1                               232                        $31,700,448.67                              4078.00%
2                                35                         $5,074,308.49                               653.00%
3                                 5                           $769,240.31                                99.00%
4                                 6                         $1,031,363.92                               133.00%
5                                 6                           $657,529.91                                85.00%
6                                 2                           $293,685.81                                38.00%
8                                 2                           $310,403.52                                40.00%
12                                1                            $64,690.32                                 8.00%
18                                1                           $124,648.14                                16.00%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           535                       $77,738,239.09                                100.00

AVG CURRENT BALANCE           WA GROSS CPN          WA COMBLTV       MARGIN     WA FICO
-------------------------------------------------------------------------------------------
    $153,926.20                   7.311               81.92          0.000        639
    $136,639.86                   7.390               83.81          0.000        640
    $144,980.24                   7.373               83.29          0.000        656
    $153,848.06                   7.338               67.69          0.000        640
    $171,893.99                   7.455               85.02          0.000        648
    $109,588.32                   7.041               75.87          0.000        627
    $146,842.91                   6.635               74.73          0.000        668
    $155,201.76                   5.951               83.43          0.000        655
     $64,690.32                   6.540               88.40          0.000        662
    $124,648.14                   6.790               94.50          0.000        611
-------------------------------------------------------------------------------------------
    $145,305.12                   7.338               82.63          0.000        641

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                                 AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE AS OF
COMBINED LTVS             NUMBER OF LOANS                   CUT-OFF DATE                             CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------
0.00 - 25.00                     5                           $214,998.21                                  0.28
25.01 - 30.00                    1                            $50,000.00                                  0.06
30.01 - 35.00                    6                           $850,779.18                                  1.09
35.01 - 40.00                    2                           $124,833.75                                  0.16
40.01 - 45.00                    4                         $1,136,382.46                                  1.46
45.01 - 50.00                    9                           $834,816.74                                  1.07
50.01 - 55.00                    9                         $1,313,103.45                                  1.69
55.01 - 60.00                   12                         $1,457,810.78                                  1.88
60.01 - 65.00                   14                         $2,219,792.66                                  2.86
65.01 - 70.00                   29                         $4,651,905.02                                  5.98
70.01 - 75.00                   46                         $7,042,327.93                                  9.06
75.01 - 80.00                   88                        $12,468,409.47                                 16.04
80.01 - 85.00                   60                         $7,519,431.40                                  9.67
85.01 - 90.00                  122                        $17,295,865.57                                 22.25
90.01 - 95.00                   41                         $7,041,715.76                                  9.06
95.01 - 100.00                  87                        $13,516,066.71                                 17.39
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         535                        $77,738,239.09                                100.00

 AVG CURRENT BALANCE           WA GROSS CPN          WA COMBLTV       MARGIN     WA FICO
--------------------------------------------------------------------------------------------
      $42,999.64                   9.885               20.00          0.000        639
      $50,000.00                   7.350               26.32          0.000        627
     $141,796.53                   6.823               31.83          0.000        605
      $62,416.88                   7.183               36.67          0.000        682
     $284,095.62                   7.248               41.94          0.000        629
      $92,757.42                   7.553               47.37          0.000        655
     $145,900.38                   6.764               53.65          0.000        690
     $121,484.23                   6.814               58.63          0.000        643
     $158,556.62                   6.996               62.59          0.000        622
     $160,410.52                   6.767               68.70          0.000        625
     $153,094.09                   6.934               73.73          0.000        629
     $141,686.47                   7.097               79.32          0.000        646
     $125,323.86                   7.359               83.92          0.000        639
     $141,769.39                   7.468               89.05          0.000        638
     $171,749.16                   7.516               93.71          0.000        633
     $155,357.09                   7.850               99.56          0.000        657
--------------------------------------------------------------------------------------------
     $145,305.12                   7.338               82.63          0.000        641

OWNER OCCUPANCY OF MORTGAGE LOANS

                                                AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE AS OF
OWNER OCCUPANCY          NUMBER OF LOANS                   CUT-OFF DATE                             CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                 478                        $70,332,792.96                               90.47
INVESTMENT                      46                         $5,039,508.56                                6.48
SECOND HOME                     11                         $2,365,937.57                                3.04
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                         535                        $77,738,239.09                              100.00

AVG CURRENT BALANCE           WA GROSS CPN          WA COMBLTV       MARGIN     WA FICO
--------------------------------------------------------------------------------------------
     $147,139.73                   7.309               82.84          0.000        636
     $109,554.53                   7.887               80.72          0.000        674
     $215,085.23                   7.032               80.51          0.000        707
--------------------------------------------------------------------------------------------
     $145,305.12                   7.338               82.63          0.000        641

PROPERTY TYPE OF MORTGAGE LOANS

                                                     AGGREGATE PRINCIPAL BALANCE AS OF       % OF AGGREGATE PRINCIPAL BALANCE AS OF
PROPERTY TYPES               NUMBER OF LOANS                   CUT-OFF DATE                               CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED            485                         $70,584,689.23                                 90.80
DUPLEX                             13                          $1,773,234.22                                  2.28
CONDOMINIUM                         8                          $1,646,848.32                                  2.12
QUADRUPLEX                          6                          $1,312,504.88                                  1.69
ROW HOME                           13                          $1,052,239.64                                  1.35
TOWNHOUSE                           7                          $1,023,090.00                                  1.32
TRIPLEX                             3                            $345,632.80                                  0.44
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            535                         $77,738,239.09                                100.00

AVG CURRENT BALANCE            WA GROSS CPN         WA COMBLTV     MARGIN    WA FICO
---------------------------------------------------------------------------------------
    $145,535.44                   7.356               83.07         0.000      639
    $136,402.63                   7.387               80.47         0.000      665
    $205,856.04                   6.700               74.32         0.000      714
    $218,750.81                   7.255               72.60         0.000      633
     $80,941.51                   7.362               85.93         0.000      630
    $146,155.71                   7.103               83.23         0.000      622
    $115,210.93                   7.346               71.71         0.000      715
---------------------------------------------------------------------------------------
    $145,305.12                   7.338               82.63         0.000      641

LOAN PURPOSE OF MORTGAGE LOANS

                                                 AGGREGATE PRINCIPAL BALANCE AS OF       % OF AGGREGATE PRINCIPAL BALANCE AS OF
LOAN PURPOSE             NUMBER OF LOANS                   CUT-OFF DATE                               CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFINANCE              383                        $54,685,871.38                                 70.35
RATE/TERM REFINANCE             91                        $12,991,964.02                                 16.71
PURCHASE                        61                        $10,060,403.69                                 12.94
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         535                        $77,738,239.09                                100.00

AVG CURRENT BALANCE            WA GROSS CPN         WA COMBLTV     MARGIN    WA FICO
---------------------------------------------------------------------------------------
    $142,782.95                   7.336               81.63         0.000      637
    $142,768.84                   7.334               85.62         0.000      637
    $164,924.65                   7.354               84.22         0.000      665
---------------------------------------------------------------------------------------
    $145,305.12                   7.338               82.63         0.000      641

DOCUMENT TYPE OF MORTGAGE LOANS

                                                 AGGREGATE PRINCIPAL BALANCE AS OF       % OF AGGREGATE PRINCIPAL BALANCE AS OF
DOCUMENT TYPE            NUMBER OF LOANS                   CUT-OFF DATE                               CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------------------
FULL DOC                       453                        $64,151,428.33                                 82.52
ALT DOC                         48                         $7,995,835.58                                 10.29
STATED INCOME                   33                         $5,526,284.86                                  7.11
PAYSTUB                          1                            $64,690.32                                  0.08
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        535                         $77,738,239.09                                100.00

 AVG CURRENT BALANCE            WA GROSS CPN         WA COMBLTV     MARGIN    WA FICO
----------------------------------------------------------------------------------------
     $141,614.63                   7.323               83.01         0.000      638
     $166,579.91                   7.354               84.73         0.000      665
     $167,463.18                   7.497               75.15         0.000      642
      $64,690.32                   6.540               88.40         0.000      662
----------------------------------------------------------------------------------------
     $145,305.12                   7.338               82.63         0.000      641

PRODUCT TYPE OF MORTGAGE LOANS

                                                  AGGREGATE PRINCIPAL BALANCE AS OF       % OF AGGREGATE PRINCIPAL BALANCE AS OF
PRODUCT TYPE              NUMBER OF LOANS                   CUT-OFF DATE                               CUT-OFF DATE
--------------------------------------------------------------------------------------------------------------------------------
FIXED 30 YR                    458                         $66,557,015.18                                 85.62
BALLOON 40/30                   14                          $3,148,161.00                                  4.05
FIXED 15 YR                     32                          $2,692,267.89                                  3.46
FIXED 30 YR - 60MO IO           10                          $2,241,145.00                                  2.88
FIXED 20 YR                     17                          $2,179,034.56                                  2.80
FIXED 25 YR                      2                            $547,600.00                                  0.70
FIXED 29 YR                      1                            $243,000.00                                  0.31
FIXED 28 YR                      1                            $130,015.46                                  0.17
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         535                         $77,738,239.09                                100.00

AVG CURRENT BALANCE            WA GROSS CPN         WA COMBLTV     MARGIN    WA FICO
---------------------------------------------------------------------------------------
    $145,320.99                   7.370               82.89         0.000      639
    $224,868.64                   7.084               84.97         0.000      650
     $84,133.37                   7.534               75.69         0.000      649
    $224,114.50                   6.624               80.56         0.000      658
    $128,178.50                   7.398               84.61         0.000      619
    $273,800.00                   5.814               63.56         0.000      756
    $243,000.00                   9.080              100.00         0.000      620
    $130,015.46                   7.250               90.00         0.000      634
---------------------------------------------------------------------------------------
    $145,305.12                   7.338               82.63         0.000      641

-------------------------------------------------------------------------------------------------------
** FOR ARM LOANS PLEASE BREAK OUT 2/28, 3/27, 5/25 BY PERCENTAGE
** FOR IO LOANS PLEASE INCLUDE LENGTH OF AMORTIZATION TERM AND FIXED RATE TERM ( 2YR, 3YR, 5YR, 10YR)
-------------------------------------------------------------------------------------------------------

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                         AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF    % OF AGGREGATE PRINCIPAL BALANCE AS OF
STATE               NUMBER OF LOANS                        DATE                                   CUT-OFF DATE
----------------------------------------------------------------------------------------------------------------------------
OTHER                     516                          $72,412,629.49                                 93.15
CA                         17                           $4,586,120.89                                  5.90
NY                          1                             $639,488.71                                  0.82
MA                          1                             $100,000.00                                  0.13
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                    535                          $77,738,239.09                                100.00

 AVG CURRENT BALANCE             WA GROSS CPN          WA COMBLTV     MARGIN   WA FICO
------------------------------------------------------------------------------------------
      $140,334.55                     7.384               83.70        0.000      639
      $269,771.82                     6.651               67.33        0.000      669
      $639,488.71                     7.130               80.00        0.000      607
      $100,000.00                     6.880               30.30        0.000      594
------------------------------------------------------------------------------------------
      $145,305.12                     7.338               82.63        0.000      641

PREPAY PENALTY FOR MORTGAGE LOANS

                                         AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF    % OF AGGREGATE PRINCIPAL BALANCE AS OF
PREPAY PENALTY      NUMBER OF LOANS                         DATE                                   CUT-OFF DATE
----------------------------------------------------------------------------------------------------------------------------
NO PRE-PAY                196                          $25,522,777.54                                  32.83
PRE-PAY                   339                          $52,215,461.55                                  67.17
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                    535                          $77,738,239.09                                 100.00

          AVG CURRENT BALANCE             WA GROSS CPN          WA COMBLTV     MARGIN   WA FICO
--------------------------------------------------------------------------------------------------
              $130,218.25                     7.526               82.20        0.000      635
              $154,027.91                     7.246               82.85        0.000      644
--------------------------------------------------------------------------------------------------
              $145,305.12                     7.338               82.63        0.000      641

PREPAY TERM FOR MORTGAGE LOANS

                                            AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF    % OF AGGREGATE PRINCIPAL BALANCE AS OF
PREPAY TERM            NUMBER OF LOANS                        DATE                                   CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------------------
24                             6                             $813,221.39                                  1.05
30                             1                             $229,000.00                                  0.29
36                           332                          $51,173,240.16                                 65.83
NO PREPAY PENALTY            196                          $25,522,777.54                                 32.83
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       535                          $77,738,239.09                                100.00

AVG CURRENT BALANCE             WA GROSS CPN          WA COMBLTV     MARGIN   WA FICO
-----------------------------------------------------------------------------------------
     $135,536.90                     7.458               75.80        0.000      661
     $229,000.00                     6.400               97.65        0.000      632
     $154,136.27                     7.246               82.89        0.000      643
     $130,218.25                     7.526               82.20        0.000      635
-----------------------------------------------------------------------------------------
     $145,305.12                     7.338               82.63        0.000      641

FICO SCORES OF MORTGAGE LOANS

                                          AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF    % OF AGGREGATE PRINCIPAL BALANCE AS OF
FICO SCORES          NUMBER OF LOANS                        DATE                                   CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------------------------
NOT AVAILABLE                1                             $87,000.00                                   0.11
500 - 519                   10                            $765,473.00                                   0.98
520 - 539                   14                          $1,627,079.03                                   2.09
540 - 559                   27                          $2,517,913.01                                   3.24
560 - 579                   25                          $2,924,032.58                                   3.76
580 - 599                   58                          $7,059,351.08                                   9.08
600 - 619                   70                         $10,360,998.23                                  13.33
620 - 639                   88                         $14,539,407.75                                  18.70
640 - 659                   75                         $10,795,881.27                                  13.89
660 - 679                   63                         $10,409,403.77                                  13.39
680 - 699                   48                          $7,474,167.71                                   9.61
700 - 719                   23                          $3,722,556.21                                   4.79
720 - 739                   18                          $2,787,973.45                                   3.59
740 - 759                    8                          $1,121,435.16                                   1.44
760 - 779                    4                            $339,566.84                                   0.44
780 - 799                    2                            $975,000.00                                   1.25
800 - 819                    1                            $231,000.00                                   0.30
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                     535                         $77,738,239.09                                 100.00

          AVG CURRENT BALANCE             WA GROSS CPN          WA COMBLTV     MARGIN   WA FICO
--------------------------------------------------------------------------------------------------
               $87,000.00                     8.370               62.14        0.000        0
               $76,547.30                     8.378               73.55        0.000      507
              $116,219.93                     8.046               78.88        0.000      530
               $93,256.04                     8.240               77.26        0.000      549
              $116,961.30                     7.786               78.34        0.000      571
              $121,712.95                     7.457               76.95        0.000      591
              $148,014.26                     7.427               79.92        0.000      610
              $165,220.54                     7.375               82.81        0.000      629
              $143,945.08                     7.449               89.26        0.000      650
              $165,228.63                     7.022               85.73        0.000      667
              $155,711.83                     7.058               85.76        0.000      689
              $161,850.27                     6.847               85.46        0.000      708
              $154,887.41                     7.278               85.84        0.000      728
              $140,179.40                     7.518               73.68        0.000      745
               $84,891.71                     7.332               75.96        0.000      775
              $487,500.00                     5.751               57.29        0.000      789
              $231,000.00                     5.500               70.00        0.000      802
--------------------------------------------------------------------------------------------------
              $145,305.12                     7.338               82.63        0.000      641

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                            AGGREGATE ORIGINAL PRINCIPAL   % OF AGGREGATE PRINCIPAL BALANCE AS
RANGE ($)                  NUMBER OF LOANS            BALANCE                      OF CUT-OFF DATE               AVG CURRENT BALANCE
------------------------------------------------------------------------------------------------------------------------------------
0-24,999.01                        1                      21,465                      0.01%                              21,454
25,000.01 - 50,000.00             43               $1,799,450.00                      0.91%                          $41,836.58
50,000.01 - 75,000.00             91               $5,770,908.00                      2.93%                          $63,377.15
75,000.01 - 100,000.00           123              $10,958,831.00                      5.56%                          $89,072.41
100,000.01 - 125,000.00          161              $18,153,296.00                      9.20%                         $112,725.93
125,000.01 - 150,000.00          144              $19,747,366.00                     10.01%                         $137,091.77
150,000.01 - 175,000.00          119              $19,247,141.00                      9.76%                         $161,693.85
175,000.01 - 200,000.00           91              $17,057,889.00                      8.65%                         $187,403.27
200,000.01 - 225,000.00           69              $14,593,986.00                      7.40%                         $211,467.84
225,000.01 - 250,000.00           51              $12,054,191.00                      6.11%                         $236,312.72
250,000.01 - 275,000.00           48              $12,508,418.00                      6.34%                         $260,552.67
275,000.01 - 300,000.00           32               $9,230,448.00                      4.68%                         $288,358.68
300,000.01 - 333,700.00           30               $9,600,236.00                      4.87%                         $319,903.60
333,700.01 - 350,000.00           11               $3,752,625.00                      1.90%                         $341,147.73
350,000.01 - 600,000.00           82              $36,483,527.00                     18.49%                         $444,835.78
600,000.01 -1,000,000.00           9               $6,337,970.00                      3.21%                         $704,149.51
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,105            $197,317,747.00                    100.02%                         $178,524.76


      WA GROSS CPN          WA COMBLTV         MARGIN       WA FICO
----------------------------------------------------------------------
         9.130                 90              6.500         595
         8.127                81.29            6.500         607
         7.822                85.39            6.500         611
         7.516                85.85            6.500         601
         7.221                84.82            6.500         619
         7.199                86.83            6.500         621
         7.052                87.02            6.500         631
         7.178                87.44            6.500         627
         6.904                85.19            6.500         638
         7.003                84.79            6.500         632
         6.983                84.75            6.500         620
         6.877                88.40            6.500         625
         6.790                84.00            6.500         640
         7.365                87.75            6.500         625
         6.917                85.96            6.500         645
         6.692                84.87            6.500         631
----------------------------------------------------------------------
         7.082                85.92            6.500         629

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                               AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE AS
RANGE ($)                  NUMBER OF LOANS               CUT-OFF DATE                         OF CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------------------
0-24,999.01                        1                            21,454                               0
25,000.01 - 50,000.00             43                     $1,798,973.01                            0.91
50,000.01 - 75,000.00             91                     $5,767,320.56                            2.92
75,000.01 - 100,000.00           123                    $10,955,906.89                            5.55
100,000.01 - 125,000.00          162                    $18,273,856.58                            9.26
125,000.01 - 150,000.00          143                    $19,616,232.80                            9.94
150,000.01 - 175,000.00          119                    $19,241,567.68                            9.75
175,000.01 - 200,000.00           91                    $17,053,697.38                            8.64
200,000.01 - 225,000.00           69                    $14,591,280.97                            7.40
225,000.01 - 250,000.00           51                    $12,051,948.94                            6.11
250,000.01 - 275,000.00           48                    $12,506,528.22                            6.34
275,000.01 - 300,000.00           32                     $9,227,477.86                            4.68
300,000.01 - 333,700.00           30                     $9,597,107.85                            4.86
333,700.01 - 350,000.00           11                     $3,752,625.00                            1.90
350,000.01 - 600,000.00           82                    $36,476,533.55                           18.49
600,000.01 -1,000,000.00           9                     $6,337,345.59                            3.21
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,105                   $197,269,856.47                          100.00

    AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV         MARGIN       WA FICO
-------------------------------------------------------------------------------------------------
             21,454                9.130                   90            6.500         595
         $41,836.58                8.127                81.29            6.500         607
         $63,377.15                7.822                85.39            6.500         611
         $89,072.41                7.516                85.85            6.500         601
        $112,801.58                7.223                84.86            6.500         619
        $137,176.45                7.197                86.81            6.500         621
        $161,693.85                7.052                87.02            6.500         631
        $187,403.27                7.178                87.44            6.500         627
        $211,467.84                6.904                85.19            6.500         638
        $236,312.72                7.003                84.79            6.500         632
        $260,552.67                6.983                84.75            6.500         620
        $288,358.68                6.877                88.40            6.500         625
        $319,903.60                6.790                84.00            6.500         640
        $341,147.73                7.365                87.75            6.500         625
        $444,835.78                6.917                85.96            6.500         645
        $704,149.51                6.692                84.87            6.500         631
-------------------------------------------------------------------------------------------------
        $178,524.76                7.082                85.92            6.500         629

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                                 AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
MORTGAGE RATES (%)         NUMBER OF LOANS                  CUT-OFF DATE                       OF CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                      7                        $1,810,212.25                             0.92
5.500 - 5.999                     65                       $14,496,826.12                             7.35
6.000 - 6.499                    148                       $31,702,441.98                            16.07
6.500 - 6.999                    208                       $40,833,249.05                            20.70
7.000 - 7.499                    228                       $43,356,000.92                            21.98
7.500 - 7.999                    261                       $42,851,953.68                            21.72
8.000 - 8.499                    123                       $16,286,173.95                             8.26
8.500 - 8.999                     48                        $4,903,869.00                             2.49
9.000 - 9.499                     12                          $822,581.13                             0.42
9.500 - 9.999                      4                          $169,148.39                             0.09
10.000 - 10.499                    1                           $37,400.00                             0.02
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,105                     $197,269,856.47                           100.00


  AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV        MARGIN       WA FICO
----------------------------------------------------------------------------------------------
      $258,601.75                5.394               77.32            6.500         663
      $223,028.09                5.797               78.29            6.500         671
      $214,205.69                6.246               80.49            6.500         651
      $196,313.70                6.765               84.35            6.500         630
      $190,157.90                7.225               88.32            6.500         624
      $164,183.73                7.710               89.50            6.500         616
      $132,407.92                8.192               91.03            6.500         599
      $102,163.94                8.636               90.18            6.500         590
       $68,548.43                9.151               88.71            6.500         561
       $42,287.10                9.664               80.37            6.500         558
       $37,400.00               10.000               85.00            6.500         542
----------------------------------------------------------------------------------------------
      $178,524.76                7.082               85.92            6.500         629

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                                 AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
ORIGINAL TERM (MOS)        NUMBER OF LOANS                  CUT-OFF DATE                       OF CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------------------------
0 - 180                             -                                   -                                -
181 - 240                           -                                   -                                -
241 - 360                       1,105                     $197,269,856.47                           100.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,105                     $197,269,856.47                           100.00

  AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV        MARGIN       WA FICO
----------------------------------------------------------------------------------------------
                -                    -                   -                -           -
                -                    -                   -                -           -
      $178,524.76                7.082               85.92            6.500         629
----------------------------------------------------------------------------------------------
      $178,524.76                7.082               85.92            6.500         629

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                                    AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
REMAINING TERM (MOS)       NUMBER OF LOANS                  CUT-OFF DATE                       OF CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------
61 - 120                            -                                   -                                -
121 - 180                           -                                   -                                -
181 - 240                           -                                   -                                -
241 - 300                           -                                   -                                -
301 - 360                       1,105                     $197,269,856.47                           100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,105                     $197,269,856.47                           100.00

 AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV        MARGIN       WA FICO
---------------------------------------------------------------------------------------------
               -                    -                   -                -           -
               -                    -                   -                -           -
               -                    -                   -                -           -
               -                    -                   -                -           -
     $178,524.76                7.082               85.92            6.500         629
---------------------------------------------------------------------------------------------
     $178,524.76                7.082               85.92            6.500         629


                                                 AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
MORTGAGE INSURANCE         NUMBER OF LOANS                  CUT-OFF DATE                       OF CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------------------
NO                              NO MI
YES
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:

AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV        MARGIN       WA FICO
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------

                                                 AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
LIEN                       NUMBER OF LOANS                  CUT-OFF DATE                       OF CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------------------
1                               1,105                     $197,269,856.47                         10000.00%
2                                   -                                   -                                -
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,105                     $197,269,856.47                           100.00


AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV        MARGIN       WA FICO
--------------------------------------------------------------------------------------------
    $178,524.76                7.082               85.92            6.500         629
              -                    -                   -                -           -
--------------------------------------------------------------------------------------------
    $178,524.76                7.082               85.92            6.500         629

                                                 AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE AS OF
SEASONING(MOS)             NUMBER OF LOANS                  CUT-OFF DATE                           CUT-OFF DATE
---------------------------------------------------------------------------------------------------------------------------------
0                                518                       $89,249,481.27                            4524.00%
1                                446                       $80,299,989.08                            4071.00%
2                                 87                       $15,830,152.97                             802.00%
3                                 29                        $7,253,439.99                             368.00%
4                                 13                        $2,883,130.00                             146.00%
5                                  5                          $966,978.31                              49.00%
6                                  4                          $331,072.78                              17.00%
9                                  1                          $126,205.87                               6.00%
10                                 1                          $178,786.53                               9.00%
11                                 1                          $150,619.67                               8.00%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,105                     $197,269,856.47                             100.00

 AVG CURRENT BALANCE          WA GROSS CPN           WA COMBLTV          MARGIN       WA FICO
--------------------------------------------------------------------------------------------------
     $172,296.30                 7.098                 85.38             6.500          628
     $180,044.82                 7.088                 86.16             6.500          625
     $181,955.78                 7.079                 88.12             6.500          633
     $250,118.62                 6.990                 85.35             6.500          653
     $221,779.23                 6.583                 82.19             6.500          670
     $193,395.66                 7.093                 89.80             6.500          632
      $82,768.20                 7.619                 87.21             6.500          616
     $126,205.87                 7.380                100.00             6.500          741
     $178,786.53                 7.580                100.00             6.500          669
     $150,619.67                 6.500                 92.14             6.500          601
--------------------------------------------------------------------------------------------------
     $178,524.76                 7.082                 85.92             6.500          629

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                                  AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE AS OF
COMBINED LTVS              NUMBER OF LOANS                  CUT-OFF DATE                           CUT-OFF DATE
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                       -                                    -                                   -
25.01 - 30.00                      -                                    -                                   -
30.01 - 35.00                      2                           $93,250.00                                0.05
35.01 - 40.00                      3                          $415,000.00                                0.21
40.01 - 45.00                      4                          $590,758.50                                0.30
45.01 - 50.00                      7                          $784,880.54                                0.40
50.01 - 55.00                      4                          $537,786.51                                0.27
55.01 - 60.00                     12                        $2,160,856.08                                1.10
60.01 - 65.00                     10                        $1,687,800.45                                0.86
65.01 - 70.00                     39                        $7,434,603.43                                3.77
70.01 - 75.00                     52                       $10,124,972.39                                5.13
75.01 - 80.00                    251                       $44,594,269.28                               22.61
80.01 - 85.00                    114                       $17,732,614.01                                8.99
85.01 - 90.00                    368                       $70,591,251.20                               35.78
90.01 - 95.00                     57                        $9,474,402.21                                4.80
95.01 - 100.00                   182                       $31,047,411.87                               15.74
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,105                      $197,269,856.47                              100.00

 AVG CURRENT BALANCE          WA GROSS CPN           WA COMBLTV          MARGIN       WA FICO
--------------------------------------------------------------------------------------------------
               -                     -                     -                 -            -
               -                     -                     -                 -            -
      $46,625.00                 7.503                 33.97             6.500          596
     $138,333.33                 6.516                 38.10             6.500          645
     $147,689.63                 6.746                 43.61             6.500          610
     $112,125.79                 6.607                 46.79             6.500          608
     $134,446.63                 6.468                 53.96             6.500          610
     $180,071.34                 6.663                 57.91             6.500          633
     $168,780.05                 6.828                 63.64             6.500          573
     $190,630.86                 6.795                 68.28             6.500          589
     $194,711.01                 6.852                 73.91             6.500          626
     $177,666.41                 6.525                 79.61             6.500          638
     $155,549.25                 7.225                 83.92             6.500          604
     $191,824.05                 7.226                 89.55             6.500          626
     $166,217.58                 7.481                 93.89             6.500          622
     $170,590.18                 7.572                 99.90             6.500          652
--------------------------------------------------------------------------------------------------
     $178,524.76                 7.082                 85.92             6.500          629

OWNER OCCUPANCY OF MORTGAGE LOANS

                                                 AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE AS OF
OWNER OCCUPANCY            NUMBER OF LOANS                  CUT-OFF DATE                           CUT-OFF DATE
----------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                   956                      $166,571,369.42                             84.44
NON-OWNER OCCUPIED                92                       $15,522,421.67                              7.87
SECOND HOME                       57                       $15,176,065.38                              7.69
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,105                      $197,269,856.47                            100.00


AVG CURRENT BALANCE          WA GROSS CPN           WA COMBLTV          MARGIN       WA FICO
-------------------------------------------------------------------------------------------------
    $174,237.83                 7.067                 85.84             6.500          622
    $168,721.97                 7.396                 83.09             6.500          672
    $266,246.76                 6.920                 89.69             6.500          658
-------------------------------------------------------------------------------------------------
    $178,524.76                 7.082                 85.92             6.500          629

PROPERTY TYPE OF MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE AS OF
PROPERTY TYPES             NUMBER OF LOANS                   CUT-OFF DATE                              CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED          955                        $165,191,115.47                                83.74
DUPLEX                           50                         $11,614,615.43                                 5.89
CONDOMINIUM                      50                         $10,466,703.24                                 5.31
TRIPLEX                          20                          $5,625,579.57                                 2.85
TOWNHOUSE                        14                          $2,209,671.55                                 1.12
QUADRUPLEX                        7                          $1,219,929.57                                 0.62
ROW HOME                          9                            $942,241.64                                 0.48
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,105                       $197,269,856.47                               100.00

  AVG CURRENT BALANCE            WA GROSS CPN         WA COMBLTV     MARGIN    WA FICO
------------------------------------------------------------------------------------------
      $172,974.99                   7.060               85.99         6.500      626
      $232,292.31                   7.319               85.49         6.500      642
      $209,334.06                   6.927               85.77         6.500      646
      $281,278.98                   7.343               84.40         6.500      642
      $157,833.68                   7.115               90.65         6.500      622
      $174,275.65                   7.626               81.58         6.500      657
      $104,693.52                   7.349               85.47         6.500      645
------------------------------------------------------------------------------------------
      $178,524.76                   7.082               85.92         6.500      629

LOAN PURPOSE OF MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE AS OF
LOAN PURPOSE               NUMBER OF LOANS                   CUT-OFF DATE                              CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFINANCE                669                        $119,750,689.27                                60.70
PURCHASE                         338                         $62,516,705.04                                31.69
RATE/TERM REFINANCE               98                         $15,002,462.16                                 7.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,105                        $197,269,856.47                               100.00

  AVG CURRENT BALANCE            WA GROSS CPN         WA COMBLTV     MARGIN    WA FICO
------------------------------------------------------------------------------------------
      $178,999.54                   7.044               84.51         6.500      616
      $184,960.67                   7.101               88.58         6.500      656
      $153,086.35                   7.301               86.10         6.500      613
------------------------------------------------------------------------------------------
      $178,524.76                   7.082               85.92         6.500      629

DOCUMENT TYPE OF MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE AS OF
DOCUMENT TYPE              NUMBER OF LOANS                   CUT-OFF DATE                              CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------------
FULL DOC                         792                       $129,054,782.15                                 65.42
ALT DOC                          156                        $34,421,971.48                                 17.45
STATED INCOME                    156                        $33,499,602.84                                 16.98
LITE DOC                           1                           $293,500.00                                  0.15
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,105                       $197,269,856.47                                100.00

  AVG CURRENT BALANCE            WA GROSS CPN         WA COMBLTV     MARGIN    WA FICO
------------------------------------------------------------------------------------------
      $162,947.96                   7.061               86.13         6.500      622
      $220,653.66                   7.044               88.04         6.500      641
      $214,741.04                   7.207               82.86         6.500      641
      $293,500.00                   6.500               93.17         6.500      613
------------------------------------------------------------------------------------------
      $178,524.76                   7.082               85.92         6.500      629

PRODUCT TYPE OF MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE AS OF
PRODUCT TYPE               NUMBER OF LOANS                   CUT-OFF DATE                              CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                         980                        $166,180,549.89                                84.24
ARM 2/28 - 60MO IO                91                         $24,513,589.78                                12.43
ARM 5/25                          29                          $5,527,819.31                                 2.80
ARM 5/25 - 60MO IO                 5                          $1,047,897.49                                 0.53
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,105                        $197,269,856.47                               100.00

    AVG CURRENT BALANCE            WA GROSS CPN         WA COMBLTV     MARGIN    WA FICO
--------------------------------------------------------------------------------------------
        $169,571.99                   7.197               86.60         6.500      622
        $269,380.11                   6.364               82.13         6.500      665
        $190,614.46                   6.998               82.61         6.500      653
        $209,579.50                   5.978               84.38         6.500      671
--------------------------------------------------------------------------------------------
        $178,524.76                   7.082               85.92         6.500      629

---------------------------------------------------------------------------------------------------------------
** FOR ARM LOANS PLEASE BREAK OUT 2/28, 3/27, 5/25 BY PERCENTAGE
** FOR IO LOANS PLEASE INCLUDE LENGTH OF AMORTIZATION TERM AND FIXED RATE TERM ( 2YR, 3YR, 5YR, 10YR)
---------------------------------------------------------------------------------------------------------------

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                                AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF    % OF AGGREGATE PRINCIPAL BALANCE AS OF
STATE                      NUMBER OF LOANS                        DATE                                   CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------------
OTHER                           1,060                        $184,811,636.63                                 93.68
CA                                 33                          $9,125,997.36                                  4.63
MA                                 11                          $3,112,222.48                                  1.58
NY                                  1                            $220,000.00                                  0.11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,105                        $197,269,856.47                                100.00

       AVG CURRENT BALANCE              WA GROSS CPN         WA COMBLTV     MARGIN    WA FICO
------------------------------------------------------------------------------------------------
            $174,350.60                    7.109               86.21         6.500      628
            $276,545.37                    6.472               79.55         6.500      645
            $282,929.32                    7.231               88.68         6.500      631
            $220,000.00                    7.250               67.69         6.500      596
------------------------------------------------------------------------------------------------
            $178,524.76                    7.082               85.92         6.500      629

PREPAY PENALTY FOR MORTGAGE LOANS

                                                AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF    % OF AGGREGATE PRINCIPAL BALANCE AS OF
PREPAY PENALTY             NUMBER OF LOANS                        DATE                                   CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------------
NO PRE-PAY                        466                         $80,902,808.97                                 41.01
PRE-PAY                           639                        $116,367,047.50                                 58.99
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,105                        $197,269,856.47                                100.00

       AVG CURRENT BALANCE             WA GROSS CPN         WA COMBLTV     MARGIN    WA FICO
------------------------------------------------------------------------------------------------
            $173,611.18                    7.142               85.96         6.500      632
            $182,108.06                    7.040               85.90         6.500      626
------------------------------------------------------------------------------------------------
            $178,524.76                    7.082               85.92         6.500      629

PREPAY TERM FOR MORTGAGE LOANS

                                                AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF    % OF AGGREGATE PRINCIPAL BALANCE AS OF
PREPAY TERM                NUMBER OF LOANS                        DATE                                   CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------------
12                                  7                           $2,077,319.06                                  1.05
24                                632                         $114,289,728.44                                 57.94
NO PREPAY PENALTY                 466                          $80,902,808.97                                 41.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,105                         $197,269,856.47                                100.00

        AVG CURRENT BALANCE              WA GROSS CPN         WA COMBLTV      MARGIN    WA FICO
-------------------------------------------------------------------------------------------------
              $296,759.87                    6.851               87.01         6.500      638
              $180,838.18                    7.043               85.88         6.500      626
              $173,611.18                    7.142               85.96         6.500      632
-------------------------------------------------------------------------------------------------
              $178,524.76                    7.082               85.92         6.500      629

FICO SCORES OF MORTGAGE LOANS

                                                 AGGREGATE PRINCIPAL BALANCE AS OF CUT-OFF    % OF AGGREGATE PRINCIPAL BALANCE AS OF
FICO SCORES                NUMBER OF LOANS                        DATE                                   CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------------
NOT AVAILABLE                      1                             $128,000.00                                  0.06
500 - 519                         21                           $3,006,774.87                                  1.52
520 - 539                         88                          $12,184,106.82                                  6.18
540 - 559                         73                          $11,257,850.00                                  5.71
560 - 579                         89                          $14,903,762.31                                  7.56
580 - 599                        106                          $15,471,154.06                                  7.84
600 - 619                        155                          $28,996,865.76                                 14.70
620 - 639                        176                          $33,331,256.61                                 16.90
640 - 659                        131                          $25,627,600.27                                 12.99
660 - 679                         94                          $18,565,039.47                                  9.41
680 - 699                         61                          $12,007,890.07                                  6.09
700 - 719                         31                           $6,248,162.78                                  3.17
720 - 739                         27                           $5,488,798.80                                  2.78
740 - 759                         26                           $5,580,665.20                                  2.83
760 - 779                         15                           $2,317,974.24                                  1.18
780 - 799                          6                           $1,127,355.21                                  0.57
800 - 819                          5                           $1,026,600.00                                  0.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,105                         $197,269,856.47                                100.00

        AVG CURRENT BALANCE             WA GROSS CPN         WA COMBLTV     MARGIN     WA FICO
-------------------------------------------------------------------------------------------------
             $128,000.00                    6.000               80.00         6.500        0
             $143,179.76                    7.417               77.53         6.500      513
             $138,455.76                    7.739               83.00         6.500      530
             $154,217.12                    7.560               81.90         6.500      550
             $167,458.00                    7.287               83.04         6.500      572
             $145,954.28                    7.205               83.86         6.500      591
             $187,076.55                    7.155               86.89         6.500      610
             $189,382.14                    6.979               88.57         6.500      630
             $195,630.54                    6.924               86.73         6.500      649
             $197,500.42                    6.956               87.27         6.500      668
             $196,850.66                    6.809               86.32         6.500      688
             $201,553.64                    6.821               88.22         6.500      707
             $203,288.84                    6.740               86.68         6.500      729
             $214,640.97                    6.625               86.33         6.500      749
             $154,531.62                    6.481               82.97         6.500      769
             $187,892.54                    6.778               85.68         6.500      785
             $205,320.00                    6.611               86.96         6.500      809
-------------------------------------------------------------------------------------------------
             $178,524.76                    7.082               85.92         6.500      629

--------------------------------------------------------------------------------
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.
================================================================================

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                                            AGGREGATE PRINCIPAL BALANCE AS OF % OF AGGREGATE PRINCIPAL BALANCE AS
RANGE ($)                                NUMBER OF LOANS               CUT-OFF DATE                     OF CUT-OFF DATE
---------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00                          2                           228,000                             0.82%
125,000.01 - 150,000.00                          7                         1,021,350                             3.67%
150,000.01 - 175,000.00                         15                     $2,419,059.00                             8.70%
175,000.01 - 200,000.00                         13                     $2,437,924.00                             8.77%
200,000.01 - 225,000.00                         13                     $2,738,000.00                             9.85%
225,000.01 - 250,000.00                         12                     $2,827,381.00                            10.17%
250,000.01 - 275,000.00                          7                     $1,844,920.00                             6.64%
275,000.01 - 300,000.00                          7                     $2,010,900.00                             7.23%
300,000.01 - 333,700.00                         11                     $3,467,570.00                            12.47%
350,000.01 - 600,000.00                         16                     $6,816,170.00                            24.52%
600,000.01 - 1,000,000.00                        3                     $1,994,000.00                             7.17%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         106                    $27,805,274.00                           100.01%

AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV         MARGIN       WA FICO
------------------------------------------------------------------------------------------------
        114,000.00                6.538                80.00            6.500         655
        145,907.14                6.469                78.75            6.500         665
        161,270.60                6.328                82.29            6.500         669
        187,501.90                6.210                80.07            6.500         682
        210,592.13                6.375                83.16            6.500         661
        235,615.08                6.480                84.28            6.500         650
        263,560.00                6.332                82.68            6.500         650
        287,242.86                6.271                81.56            6.500         658
        315,166.70                6.507                84.27            6.500         681
        425,947.89                6.441                82.53            6.500         650
        664,666.67                6.046                76.36            6.500         711
------------------------------------------------------------------------------------------------
        262,288.98                6.371                82.09            6.500         665

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                                           AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
RANGE ($)                              NUMBER OF LOANS                CUT-OFF DATE                       OF CUT-OFF DATE
----------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00                        2                           228,000                               1
125,000.01 - 150,000.00                        7                         1,021,350                               4
150,000.01 - 175,000.00                       15                     $2,419,059.00                            8.70
175,000.01 - 200,000.00                       13                     $2,437,524.67                            8.77
200,000.01 - 225,000.00                       13                     $2,737,697.63                            9.85
225,000.01 - 250,000.00                       12                     $2,827,381.00                           10.17
250,000.01 - 275,000.00                        7                     $1,844,920.00                            6.64
275,000.01 - 300,000.00                        7                     $2,010,700.00                            7.23
300,000.01 - 333,700.00                       11                     $3,466,833.73                           12.47
350,000.01 - 600,000.00                       16                     $6,815,166.24                           24.51
600,000.01 - 1,000,000.00                      3                     $1,994,000.00                            7.17
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       106                    $27,802,632.27                          100.00

AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV         MARGIN       WA FICO
---------------------------------------------------------------------------------------------
     114,000.00                6.538                80.00            6.500         655
     145,907.14                6.469                78.75            6.500         665
     161,270.60                6.328                82.29            6.500         669
     187,501.90                6.210                80.07            6.500         682
     210,592.13                6.375                83.16            6.500         661
     235,615.08                6.480                84.28            6.500         650
     263,560.00                6.332                82.68            6.500         650
     287,242.86                6.271                81.56            6.500         658
     315,166.70                6.507                84.27            6.500         681
     425,947.89                6.441                82.53            6.500         650
     664,666.67                6.046                76.36            6.500         711
---------------------------------------------------------------------------------------------
     262,288.98                6.371                82.09            6.500         665

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                             AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
MORTGAGE RATES (%)       NUMBER OF LOANS                CUT-OFF DATE                       OF CUT-OFF DATE
--------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                    2                       $472,000.00                             1.70
5.500 - 5.999                   21                     $5,022,450.00                            18.06
6.000 - 6.499                   43                    $12,046,712.40                            43.33
6.500 - 6.999                   33                     $8,791,369.73                            31.62
7.000 - 7.499                    4                       $935,750.14                             3.37
7.500 - 7.999                    3                       $534,350.00                             1.92
--------------------------------------------------------------------------------------------------------------------
TOTAL:                         106                     $27,802,632.27                          100.00

     AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV         MARGIN       WA FICO
--------------------------------------------------------------------------------------------------
          236,000.00                5.422                80.00            6.500         684
          239,164.29                5.845                79.11            6.500         682
          280,156.10                6.253                81.01            6.500         671
          266,405.14                6.720                85.04            6.500         653
          233,937.54                7.083                85.04            6.500         627
          178,116.67                7.802                82.48            6.500         610
--------------------------------------------------------------------------------------------------
          262,288.98                6.371                82.09            6.500         665

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                            AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
ORIGINAL TERM (MOS)     NUMBER OF LOANS                CUT-OFF DATE                       OF CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------
0 - 180                        -                            -                                    -
181 - 240                      -                            -                                    -
241 - 360                     106                     $27,802,632.27                           100.00
-------------------------------------------------------------------------------------------------------------------
TOTAL:                        106                     $27,802,632.27                           100.00


       AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV        MARGIN       WA FICO
---------------------------------------------------------------------------------------------------
                -                       -                   -                -            -
                -                       -                   -                -            -
           262,288.98                 6.371               82.09            6.500         665
---------------------------------------------------------------------------------------------------
           262,288.98                 6.371               82.09            6.500         665

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                               AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
REMAINING TERM (MOS)       NUMBER OF LOANS                CUT-OFF DATE                       OF CUT-OFF DATE
----------------------------------------------------------------------------------------------------------------------
61 - 120                          -                            -                                    -
121 - 180                         -                            -                                    -
181 - 240                         -                            -                                    -
241 - 300                         -                            -                                    -
301 - 360                        106                     $27,802,632.27                           100.00
----------------------------------------------------------------------------------------------------------------------
TOTAL:                           106                     $27,802,632.27                           100.00

       AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV        MARGIN       WA FICO
---------------------------------------------------------------------------------------------------
                -                       -                   -                -            -
                -                       -                   -                -            -
                -                       -                   -                -            -
                -                       -                   -                -            -
           262,288.98                 6.371               82.09            6.500         665
---------------------------------------------------------------------------------------------------
           262,288.98                 6.371               82.09            6.500         665

                                               AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
MORTGAGE INSURANCE         NUMBER OF LOANS                CUT-OFF DATE                       OF CUT-OFF DATE
----------------------------------------------------------------------------------------------------------------------
NO                              NO MI
YES
----------------------------------------------------------------------------------------------------------------------
TOTAL:

       AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV        MARGIN       WA FICO
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------

                                               AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
LIEN                       NUMBER OF LOANS                CUT-OFF DATE                       OF CUT-OFF DATE
----------------------------------------------------------------------------------------------------------------------
1                                106                     $27,802,632.27                            100%
2                                 -                            -                                    -
----------------------------------------------------------------------------------------------------------------------
TOTAL:                           106                     $27,802,632.27                           100.00


       AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV        MARGIN       WA FICO
---------------------------------------------------------------------------------------------------
           262,288.98                 6.371               82.09            6.500         665
                -                       -                   -                -            -
---------------------------------------------------------------------------------------------------
           262,288.98                 6.371               82.09            6.500         665

                                         AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
SEASONING(MOS)       NUMBER OF LOANS                CUT-OFF DATE                       OF CUT-OFF DATE
----------------------------------------------------------------------------------------------------------------
0                           34                     $9,037,975.00                            32.51%
1                           29                     $7,121,339.00                            25.61%
2                           19                     $4,964,818.90                            17.86%
3                           15                     $4,236,289.09                            15.24%
4                            9                     $2,442,210.28                             8.78%
----------------------------------------------------------------------------------------------------------------
TOTAL:                     106                    $27,802,632.27                           100.00%

       AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV        MARGIN       WA FICO
---------------------------------------------------------------------------------------------------
           265,822.79                 6.320               80.66            6.500         669
           245,563.41                 6.221               81.01            6.500         655
           261,306.26                 6.486               85.44            6.500         665
           282,419.27                 6.603               83.87            6.500         661
           271,356.70                 6.354               80.64            6.500         684
---------------------------------------------------------------------------------------------------
           262,288.98                 6.371               82.09            6.500         665

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                              AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
COMBINED LTVS             NUMBER OF LOANS                CUT-OFF DATE                       OF CUT-OFF DATE
---------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                     1                       $150,000.00                             0.54
65.01 - 70.00                     2                     $1,115,500.00                             4.01
70.01 - 75.00                     5                     $1,417,146.24                             5.10
75.01 - 80.00                    59                    $14,724,335.55                            52.96
80.01 - 85.00                    11                     $2,502,337.88                             9.00
85.01 - 90.00                    28                     $7,893,312.60                            28.39
---------------------------------------------------------------------------------------------------------------------
TOTAL:                          106                    $27,802,632.27                           100.00

       AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV        MARGIN       WA FICO
---------------------------------------------------------------------------------------------------
           150,000.00                 6.480               63.16            0.000         714
           557,750.00                 5.994               68.36            6.500         652
           283,429.25                 6.376               74.30            6.500         685
           249,565.01                 6.229               79.84            6.500         671
           227,485.26                 6.534               83.69            6.500         643
           281,904.02                 6.633               89.48            6.500         658
---------------------------------------------------------------------------------------------------
           262,288.98                 6.371               82.09            6.500         665

OWNER OCCUPANCY OF MORTGAGE LOANS

                                             AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE AS
OWNER OCCUPANCY          NUMBER OF LOANS                CUT-OFF DATE                       OF CUT-OFF DATE
--------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                  96                     $24,017,353.30                           86.39
NON-OWNER OCCUPIED               -                            -                                    -
SECOND HOME                     10                      $3,785,278.97                           13.61
--------------------------------------------------------------------------------------------------------------------
TOTAL:                         106                     $27,802,632.27                          100.00


       AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV        MARGIN       WA FICO
---------------------------------------------------------------------------------------------------
           250,180.76                 6.384               82.29            6.500         660
                -                       -                   -                -            -
           378,527.90                 6.287               80.79            6.500         693
---------------------------------------------------------------------------------------------------
           262,288.98                 6.371               82.09            6.500         665

PROPERTY TYPE OF MORTGAGE LOANS

                                              AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE AS
PROPERTY TYPES            NUMBER OF LOANS               CUT-OFF DATE                       OF CUT-OFF DATE
--------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED          91                     $23,936,603.30                           86.09
CONDOMINIUM                     10                      $2,988,528.97                           10.75
TOWNHOUSE                        3                        $549,500.00                            1.98
ROW HOME                         2                        $328,000.00                            1.18
--------------------------------------------------------------------------------------------------------------------
TOTAL:                         106                     $27,802,632.27                          100.00

       AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV         MARGIN       WA FICO
----------------------------------------------------------------------------------------------------
           263,039.60                 6.356                82.13            6.500         660
           298,852.90                 6.446                82.78            6.500         703
           183,166.67                 6.658                78.02            6.500         628
           164,000.00                 6.258                80.00            6.500         686
----------------------------------------------------------------------------------------------------
           262,288.98                 6.371                82.09            6.500         665

LOAN PURPOSE OF MORTGAGE LOANS

                                               AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE AS
LOAN PURPOSE               NUMBER OF LOANS               CUT-OFF DATE                       OF CUT-OFF DATE
---------------------------------------------------------------------------------------------------------------------
CASHOUT REFINANCE                52                     $13,867,784.30                           49.88
PURCHASE                         46                     $12,490,097.97                           44.92
RATE/TERM REFINANCE               8                      $1,444,750.00                            5.20
---------------------------------------------------------------------------------------------------------------------
TOTAL:                          106                     $27,802,632.27                          100.00

       AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV         MARGIN       WA FICO
----------------------------------------------------------------------------------------------------
           266,688.16                 6.393                81.61            6.500         656
           271,523.87                 6.313                82.21            6.500         679
           180,593.75                 6.658                85.65            6.500         627
----------------------------------------------------------------------------------------------------
           262,288.98                 6.371                82.09            6.500         665

DOCUMENT TYPE OF MORTGAGE LOANS

                                           AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE AS
DOCUMENT TYPE          NUMBER OF LOANS               CUT-OFF DATE                       OF CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------------
FULL DOC                     96                     $24,534,632.27                           88.25
ALT DOC                       8                      $2,848,000.00                           10.24
STATED INCOME                 2                        $420,000.00                            1.51
-----------------------------------------------------------------------------------------------------------------
TOTAL:                      106                     $27,802,632.27                          100.00

       AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV         MARGIN       WA FICO
----------------------------------------------------------------------------------------------------
           255,569.09                 6.350                81.99            6.500         667
           356,000.00                 6.390                82.67            6.500         652
           210,000.00                 7.452                83.86            6.500         635
----------------------------------------------------------------------------------------------------
           262,288.98                 6.371                82.09            6.500         665

PRODUCT TYPE OF MORTGAGE LOANS

                                                   AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE AS
PRODUCT TYPE                   NUMBER OF LOANS               CUT-OFF DATE                       OF CUT-OFF DATE
-------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - 60MO IO                   91                     $24,513,589.78                           88.17
FIXED 30 YR - 60MO IO                10                      $2,241,145.00                            8.06
ARM 5/25 - 60MO IO                    5                      $1,047,897.49                            3.77
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                              106                     $27,802,632.27                          100.00

       AVG CURRENT BALANCE        WA GROSS CPN          WA COMBLTV         MARGIN       WA FICO
----------------------------------------------------------------------------------------------------
           269,380.11                 6.364                82.13            6.500         665
           224,114.50                 6.624                80.56            0.000         658
           209,579.50                 5.978                84.38            6.500         671
----------------------------------------------------------------------------------------------------
           262,288.98                 6.371                82.09            6.500         665
------------------------------------------------------------------------------------------------------
** FOR ARM LOANS PLEASE BREAK OUT 2/28, 3/27, 5/25 BY PERCENTAGE
** FOR IO LOANS PLEASE INCLUDE LENGTH OF AMORTIZATION TERM AND FIXED RATE TERM ( 2YR, 3YR, 5YR, 10YR)
------------------------------------------------------------------------------------------------------

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                        AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE AS OF
STATE            NUMBER OF LOANS                   CUT-OFF DATE                             CUT-OFF DATE
---------------------------------------------------------------------------------------------------------------------
OTHER                  99                         $25,668,836.03                                92.33
CA                      7                          $2,133,796.24                                 7.67
---------------------------------------------------------------------------------------------------------------------
TOTAL:                106                         $27,802,632.27                               100.00

         AVG CURRENT BALANCE            WA GROSS CPN         WA COMBLTV       MARGIN    WA FICO
---------------------------------------------------------------------------------------------------
              259,281.17                   6.369                82.29         6.500       665
              304,828.03                   6.389                79.67         6.500       664
---------------------------------------------------------------------------------------------------
              262,288.98                   6.371                82.09         6.500       665

PREPAY PENALTY FOR MORTGAGE LOANS

                                          AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE AS OF
PREPAY PENALTY     NUMBER OF LOANS                   CUT-OFF DATE                             CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------------------
NO PRE-PAY               33                          $8,785,052.97                                 31.60
PRE-PAY                  73                         $19,017,579.30                                 68.40
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                  106                         $27,802,632.27                                100.00

         AVG CURRENT BALANCE            WA GROSS CPN         WA COMBLTV       MARGIN    WA FICO
---------------------------------------------------------------------------------------------------
              266,213.73                   6.406                83.60         6.500       669
              260,514.78                   6.354                81.39         6.500       663
---------------------------------------------------------------------------------------------------
              262,288.98                   6.371                82.09         6.500       665


PREPAY TERM FOR MORTGAGE LOANS

                                             AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE AS OF
PREPAY TERM           NUMBER OF LOANS                   CUT-OFF DATE                             CUT-OFF DATE
--------------------------------------------------------------------------------------------------------------------------
12                           1                           $540,000.00                                  1.94
24                          63                        $16,541,434.30                                 59.50
36                           9                         $1,936,145.00                                  6.96
NO PREPAY PENALTY           33                         $8,785,052.97                                 31.60
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                     106                        $27,802,632.27                                100.00

         AVG CURRENT BALANCE            WA GROSS CPN         WA COMBLTV       MARGIN    WA FICO
---------------------------------------------------------------------------------------------------
              540,000.00                   6.400                90.00         6.500       637
              262,562.45                   6.327                81.28         6.500       664
              215,127.22                   6.575                79.90         0.000       658
              266,213.73                   6.406                83.60         6.500       669
---------------------------------------------------------------------------------------------------
              262,288.98                   6.371                82.09         6.500       665


FICO SCORES OF MORTGAGE LOANS

                                           AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE AS OF
FICO SCORES         NUMBER OF LOANS                   CUT-OFF DATE                             CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------
540 - 559                  1                           $204,000.00                                  0.73
580 - 599                  2                           $450,500.00                                  1.62
600 - 619                  8                         $2,562,450.00                                  9.22
620 - 639                 28                         $7,373,093.97                                 26.52
640 - 659                 17                         $4,220,764.76                                 15.18
660 - 679                 17                         $4,331,497.63                                 15.58
680 - 699                 11                         $2,532,500.00                                  9.11
700 - 719                  9                         $2,362,020.67                                  8.50
720 - 739                  4                           $993,560.00                                  3.57
740 - 759                  5                         $1,885,806.24                                  6.78
760 - 779                  2                           $333,239.00                                  1.20
800 - 819                  2                           $553,200.00                                  1.99
------------------------------------------------------------------------------------------------------------------------
TOTAL:                   106                        $27,802,632.27                                100.00

         AVG CURRENT BALANCE            WA GROSS CPN         WA COMBLTV       MARGIN    WA FICO
---------------------------------------------------------------------------------------------------
              204,000.00                   7.750                85.00         6.500       553
              225,250.00                   6.933                77.48         6.500       590
              320,306.25                   6.598                82.35         6.500       612
              263,324.78                   6.421                83.05         6.500       631
              248,280.28                   6.303                83.89         6.500       648
              254,793.98                   6.440                81.41         6.500       668
              230,227.27                   6.291                82.10         6.500       691
              262,446.74                   6.186                79.31         6.500       708
              248,390.00                   5.960                81.74         6.500       726
              377,161.25                   6.208                79.66         6.500       747
              166,619.50                   5.913                80.00         6.500       774
              276,600.00                   6.368                84.36         6.500       808
---------------------------------------------------------------------------------------------------
              262,288.98                   6.371                82.09         6.500       665

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.